Exhibit 22.2

MAGNA

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9

Security Class CLASS A

Holder Account Number

C1234567890 X X X

Fold

Form of Proxy - Annual Meeting (the "Meeting") to be held on Wednesday, May 6, 2009

This Form of Proxy is solicited by and on behalf of Management of Magna International Inc. (the "Corporation")

Notes to Proxy:

1. **Every shareholder has the right to appoint some other person of their choice, who need not be a shareholder, to attend and act on their behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this Proxy with signing capacity stated.
3. This Proxy should be signed in the exact manner as the shareholder's name appears on the Proxy.
4. If this Proxy is not dated, it will be deemed to bear the date on which it was mailed by Management to the shareholder.
5. **The securities represented by this Proxy will be voted as directed by the shareholder, however, if such a direction is not made in respect of any matter, this Proxy will be voted FOR the election of the Management nominees listed in Item 1 and FOR the re-appointment of the independent Auditor and authorization of the Audit Committee to fix the independent Auditor's remuneration in Item 2.**
6. The securities represented by this Proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This Proxy confers discretionary authority in respect of amendments or variations to the matters identified in the Notice of Meeting and in respect of all other business or matters that may properly come before the Meeting or any adjournments or postponements thereof.
8. Please refer to the accompanying Management Information Circular/Proxy Statement for further information regarding completion of this Proxy and other information pertaining to the Meeting.

Fold

Proxies submitted must be received by 5:00 p.m. (Toronto Time) on Monday, May 4, 2009.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

To Vote by Mail

- Complete, sign and date the reverse hereof.
- Return this Proxy in the envelope provided.

To Vote by Fax

- Complete, sign and date the reverse hereof.
- Fax to 1-866-249-7775 for within Canada and 416-263-9524 for outside of Canada.

Instead of mailing this Proxy, you may choose **ONE** of the three other voting methods outlined above to vote this Proxy subject to the following:

Voting by mail may be the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual.
Voting by mail, Internet or fax are the only methods by which a holder may appoint a person as proxyholder other than the Management appointees named on the reverse of this Proxy.
If you vote by Telephone or the Internet, DO NOT mail back this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER 123456 **HOLDER ACCOUNT NUMBER C1234567890** **ACCESS NUMBER 12345**

00MICB

. 999999999999 00MIDA MGCQ Appointment of Proxyholder Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any Proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR the election of the management nominees listed in Item 1 and FOR the re-appointment of the independent Auditor and authorization of the Audit Committee to fix the independent Auditor’s remuneration in Item 2. Signature(s) MR SAM SAMPLE 123 C1234567890 XXX 9 X X 0 2 4 6 6 7 Date Fold Fold This Proxy is solicited by and on behalf of Management of the Corporation. The undersigned shareholder of the Corporation hereby appoints Frank Stronach, or failing him Donald J. Walker, or failing him Siegfried Wolf, or instead of any of them the undersigned wishes to appoint (insert name in box to the right), as the proxyholder of the undersigned, with full power of substitution to attend at, and to act and vote on behalf of the undersigned in respect of all matters that may come before the Annual Meeting of the Shareholders of the Corporation to be held at Hilton Suites Toronto/Markham Conference Centre, 8500 Warden Avenue, Markham, Ontario, Canada on Wednesday, May 6, 2009 at 10:00 a.m. (Toronto time), and any and all adjournments or postponements thereof. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. Interim Financial Statements Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail. Annual Report Mark this box if you would like to receive the Annual Report and accompanying Management’s Discussion and Analysis by mail. A R 1 For 2. Appointment of Auditors Re-appointment of Ernst & Young LLP as the independent Auditor of the Corporation, based on the recommendation of the Audit Committee of the Board of Directors, and authorization of the Audit Committee to fix the independent Auditor’s remuneration. Withhold 1. Election of Directors For 01. Frank Stronach 04. Louis E. Lataif Withhold 07. Franz Vranitzky 10. Lawrence D. Worrall Withhold For 02. Michael D. Harris 05. Donald Resnick 08. Donald J. Walker Withhold For 03. Lady Barbara Judge 06. Belinda Stronach 09. Siegfried Wolf

MAGNA

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9

Security Class CLASS B

Holder Account Number

C1234567890 XXX

Fold

Form of Proxy - Annual Meeting (the "Meeting") to be held on Wednesday, May 6, 2009

This Form of Proxy is solicited by and on behalf of Management of Magna International Inc. (the "Corporation")

Notes to Proxy:

1. **Every shareholder has the right to appoint some other person of their choice, who need not be a shareholder, to attend and act on their behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this Proxy with signing capacity stated.
3. This Proxy should be signed in the exact manner as the shareholder's name appears on the Proxy.
4. If this Proxy is not dated, it will be deemed to bear the date on which it was mailed by Management to the shareholder.
5. **The securities represented by this Proxy will be voted as directed by the shareholder, however, if such a direction is not made in respect of any matter, this Proxy will be voted FOR the election of the Management nominees listed in Item 1 and FOR the re-appointment of the independent Auditor and authorization of the Audit Committee to fix the independent Auditor's remuneration in Item 2.**
6. The securities represented by this Proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This Proxy confers discretionary authority in respect of amendments or variations to the matters identified in the Notice of Meeting and in respect of all other business or matters that may properly come before the Meeting or any adjournments or postponements thereof.
8. Please refer to the accompanying Management Information Circular/Proxy Statement for further information regarding completion of this Proxy and other information pertaining to the Meeting.

Fold

Proxies submitted must be received by 5:00 p.m. (Toronto Time) on Monday, May 4, 2009.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

To Vote by Mail

- Complete, sign and date the reverse hereof.
- Return this Proxy in the envelope provided.

To Vote by Fax

- Complete, sign and date the reverse hereof.
- Fax to 1-866-249-7775 for within Canada and 416-263-9524 for outside of Canada.

Instead of mailing this Proxy, you may choose ONE of the three other voting methods outlined above to vote this Proxy subject to the following:

Voting by mail may be the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual.
Voting by mail, Internet or fax are the only methods by which a holder may appoint a person as proxyholder other than the Management appointees named on the reverse of this Proxy.
If you vote by Telephone or the Internet, DO NOT mail back this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER 123456 HOLDER ACCOUNT NUMBER C1234567890 ACCESS NUMBER 12345

00MIEB

. 999999999999 00MIFA MGCQ Appointment of Proxyholder Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any Proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR the election of the management nominees listed in Item 1 and FOR the re-appointment of the independent Auditor and authorization of the Audit Committee to fix the independent Auditor’s remuneration in Item 2. Signature(s) MR SAM SAMPLE 123 C1234567890 XXX 9 X X 0 2 4 6 6 7 Date Fold Fold This Proxy is solicited by and on behalf of Management of the Corporation. The undersigned shareholder of the Corporation hereby appoints Frank Stronach, or failing him Donald J. Walker, or failing him Siegfried Wolf, or instead of any of them the undersigned wishes to appoint (insert name in box to the right), as the proxyholder of the undersigned, with full power of substitution to attend at, and to act and vote on behalf of the undersigned in respect of all matters that may come before the Annual Meeting of the Shareholders of the Corporation to be held at Hilton Suites Toronto/Markham Conference Centre, 8500 Warden Avenue, Markham, Ontario, Canada on Wednesday, May 6, 2009 at 10:00 a.m. (Toronto time), and any and all adjournments or postponements thereof. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. Interim Financial Statements Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail. Annual Report Mark this box if you would like to receive the Annual Report and accompanying Management’s Discussion and Analysis by mail. A R 1 For 2. Appointment of Auditors Re-appointment of Ernst & Young LLP as the independent Auditor of the Corporation, based on the recommendation of the Audit Committee of the Board of Directors, and authorization of the Audit Committee to fix the independent Auditor’s remuneration. Withhold 1. Election of Directors For 01. Frank Stronach 04. Louis E. Lataif Withhold 07. Franz Vranitzky 10. Lawrence D. Worrall Withhold For 02. Michael D. Harris 05. Donald Resnick 08. Donald J. Walker Withhold For 03. Lady Barbara Judge 06. Belinda Stronach 09. Siegfried Wolf